                                                                EXHIBIT 10.50(g)

--------------------------------------------------------------------------------

                            SPONSORS' LOAN AGREEMENT

                               Dated 11 March 1997

                                     between

                          ADVANCED MICRO DEVICES, INC.,

                            AMD SAXONY HOLDING GMBH,

                                       and

                          AMD SAXONY MANUFACTURING GMBH



--------------------------------------------------------------------------------

                            SPONSORS' LOAN AGREEMENT

     THIS SPONSORS' LOAN AGREEMENT, dated 11 March 1997, is made between ADVANCED MICRO DEVICES, INC., a corporation organised and existing under the laws of the State of Delaware, United States of America, with its chief executive office and principal place of business at One AMD Place, Sunnyvale, California 94088, United States of America ("AMD Inc."), AMD SAXONY HOLDING
                                             -------
GMBH, Dresden, registered in the Commercial Register of the Dresden County Court HRB 13931 ("AMD Holding"; and, together with AMD Inc., collectively, the
            -----------
"Sponsors"), and AMD SAXONY MANUFACTURING GMBH, Dresden, registered in the
 --------
Commercial Register of the Dresden County Court HRB 13186 ("AMD Saxonia").
                                                            -----------
                              W I T N E S S E T H :

     WHEREAS, AMD Saxonia, a wholly-owned Subsidiary (such and other capitalised terms being used herein with the meanings provided in Section 1.1) of AMD
                                                      -----------
Holding, which is, in turn, a wholly owned Subsidiary of AMD Inc., has been formed for the purpose of constructing, owning, and operating (i) the Plant and
(ii) the integrated Design Center (the construction, ownership, and operation of the Plant and the Design Center being hereinafter called the "Project");
                                                              -------

     WHEREAS, in order to finance the construction of the Plant and the Design Center, and start up costs of the operation of the Plant, (i) the Sponsors will make substantial subordinated loans to, and AMD Holding will make substantial equity investments in, AMD Saxonia, and (ii) AMD Saxonia has entered into a Syndicated Loan Agreement, dated 11 March 1997 (the "Loan Agreement"), with the
                                                     --------------
banks from time to time party thereto (hereinafter collectively called the "Banks" and individually called a "Bank"), Dresdner Bank AG ("Dresdner"), as
 -----                             ----                       --------
Agent (in such capacity, the "Agent") for the Banks, and as Security Agent (in
                              -----
such capacity, the "Security Agent") for the Secured Parties referred to below,
                    --------------
and Dresdner Bank Luxembourg S.A., as Paying Agent (in such capacity, the "Paying Agent"), providing, inter alia, for two separate senior secured term and
 ------------               ----------
standby facilities aggregating up to DM1,650,000,000 (one billion six hundred fifty million Deutsche Marks);

     WHEREAS, the Sponsors desire that the Project be constructed and completed and are entering into this Agreement with AMD Saxonia for the purpose, among other things, of providing certain undertakings to and for the benefit of AMD Saxonia, the Agent, the Banks, the Security Agent, and the Secured Parties;

     WHEREAS, as contemplated by the Sponsors' Support Agreement and the Loan Agreement, AMD Saxonia, each Bank, the Agent, and the Security Agent each desires to obtain a commitment from the Sponsors to make certain unsecured subordinated loans to AMD Saxonia to enable AMD Saxonia to fulfill certain of its obligations under the Loan Agreement;

     WHEREAS, the Sponsors are willing to extend such commitment on the terms and subject to the conditions hereinafter set forth; and

     WHEREAS, a condition precedent to the initial Advance is, inter alia, the
                                                               ----------
execution and delivery by the Sponsors of this Agreement and, in extending credit to AMD Saxonia under the Loan Agreement, the Banks are relying on the undertakings of the Sponsors contained herein;

     NOW, THEREFORE, the Sponsors and AMD Saxonia, agree as follows:


                                    ARTICLE I
                        Definitions and Accounting Terms


SECTION 1.1 Definitions. Unless otherwise defined herein, terms used herein have the meanings assigned to such terms in the Sponsors' Support Agreement. In addition, the following terms (whether or not underlined) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "Agent" has the meaning assigned to that term in the second recital of this
      -----                                               --------------
Agreement.

     "Agreement" means this Sponsors' Loan Agreement, as the same may at any
      ---------
time be amended or modified in accordance with the terms hereof and in effect.

     "AMD Holding" has the meaning assigned to that term in the introduction to
      -----------                                               ------------
this Agreement.

     "AMD Inc." has the meaning assigned to that term in the introduction to
      -------                                                ------------
this Agreement.

     "AMD Saxonia" has the meaning assigned to that term in the introduction to
      -----------                                               ------------
this Agreement.

     "Bank" and "Banks" have the respective meanings assigned to those terms in
      ----       -----
the second recital of this Agreement.
    --------------

     "Class A Sponsors' Loans" has the meaning assigned to that term in Section
      -----------------------                                           -------
2.1.
---

     "Class B Sponsors' Loans" has the meaning assigned to that term in Section
      -----------------------                                           -------
2.1.
---

     "Deutsche Mark Equivalent" means, with respect to any Class A Sponsors'
      ------------------------
Loan, the amount, expressed in Deutsche Marks, which results from the conversion of Dollars to Deutsche Marks at a spot rate of exchange equal to the greater of
(i) DM 1.45 for $ 1.00 and (ii) the Agent's spot rate of exchange, expressed in Deutsche Marks, for the sale of Dollars for Deutsche Marks prevailing on the date two (2) Business Days prior to the date such Class A Sponsors' Loan is or was due to be made.


     "Dresdner" has the meaning assigned to that term in the second recital of
      --------                                               --------------
this Agreement.

     "Loan Agreement" has the meaning assigned to that term in the second
      --------------                                               ------
recital of this Agreement.
-------

     "Paying Agent" has the meaning assigned to that term in the second recital
      ------------                                               --------------
of this Agreement.

     "Project" has the meaning assigned to that term in the first recital of
      -------                                               -------------
this Agreement.

     "Required Sponsors' Loans" has the meaning assigned to that term in Section
      ------------------------                                           -------
2.1.
---

     "Security Agent" has the meaning assigned to that term in the second
      --------------                                               ------
recital of this Agreement.
-------

     "Sponsors" has the meaning assigned to that term in the introduction to
      --------                                               ------------
this Agreement.

     "Sponsors' Loan" means an unsecured, subordinated loan that is or is
      --------------
required to be made by a Sponsor to AMD Saxonia pursuant hereto, which loans are subordinated pursuant to the Sponsors' Subordination Agreement (including any such loan made prior to the Loan Agreement Effective Date as contemplated by
Section 2.1).
-----------

     "Sponsors' Support Agreement" means the Sponsors' Support Agreement, of
      ---------------------------
even date herewith, between the Sponsors, the Agent, and the Security Agent.

     "Voluntary Sponsors' Loans" has the meaning assigned to that term in
      -------------------------
Section 2.4.
-----------

SECTION 1.2 Miscellaneous. In this Agreement, unless the context requires otherwise, (i) any reference to an Operative Document shall be to such Operative Document as the same may have been or from time to time may be amended, varied, re-issued, replaced, novated, or supplemented, in each case, in accordance with the terms thereof and hereof, and in effect; (ii) any statutory provisions shall be construed as references to those provisions as amended, modified, re-enacted, or replaced from time to time; (iii) words importing a gender include every gender; and (iv) references to Sections are to Sections of this Agreement. Section headings are inserted for reference only and shall be ignored in construing this Agreement. A time of day, unless otherwise specified, shall be construed as a reference to Frankfurt am Main time.

                                   ARTICLE II
                          Subordinated Loan Provisions


SECTION 2.1 Required Sponsors' Loans. On the terms and subject to the conditions of this Agreement, the Sponsors, jointly and severally, hereby undertake that either Sponsor or both of the Sponsors will make Sponsors' Loans to AMD Saxonia:

     (i) in an aggregate principal amount of at least DM 290,000,000 (two hundred ninety million Deutsche Marks) for all such Sponsors' Loans, the exact amount thereof being equal to the Deutsche Mark Equivalent of $200,000,000 (two hundred million Dollars) for all such Sponsors' Loans, as contemplated by Section 2.2 (the "Class A Sponsors' Loans");
                                    -----------       -----------------------
          and

     (ii) in an aggregate principal amount of up to an additional DM 145,000,000 (one hundred forty five million Deutsche Marks) as contemplated by
          Section 2.3 (the "Class B Sponsors' Loans"; and, together with the
          -----------       -----------------------
          Class A Sponsors' Loans, collectively, the "Required Sponsors'
                                                      ------------------
          Loans").
          -----


For the avoidance of doubt:

     (i) the obligations of the Sponsors under this Agreement are intended to reflect, rather than to be in addition to, the obligations of the Sponsors pursuant to the Sponsors' Support Agreement;

     (ii) to the extent, but only to the extent, reflected in AMD Saxonia's financial statements referred to in ss.15.1.6 of the Loan Agreement
                                                  ------
           (or, if not so reflected, as certified by AMD Inc. to the Agent and the Security Agent as of the Loan Agreement Effective Date), Sponsors' Loans made to AMD Saxonia prior to the Loan Agreement Effective Date, and/or contributions by AMD Holding to AMD Saxonia's capital reserves prior to the Loan Agreement Effective Date (to the extent, but only to the extent, not otherwise taken into account in determining whether AMD Holding has complied with its obligations under Article II of the Sponsors' Support Agreement), shall
                 ----------
           be taken into account as Class A Sponsors' Loans in determining whether the Sponsors shall have complied with their obligations under this Article II;
                ----------

     (iii) although the obligations of the Sponsors contained in this Article II
                                                                      ----------
           are in addition to, and not in limitation of, their respective obligations contained elsewhere in this Agreement and in the other Operative Documents, if the Agent shall have otherwise expressly consented thereto in writing (which consent will not unreasonably be delayed or withheld), the Sponsors shall be deemed to have complied with their obligations to make Class A Spon sors' Loans and/or Class B Sponsors' Loans to the extent, but only to the extent, that AMD Holding shall have made additional contributions to AMD Saxonia's Equity Capital (or other contribution to AMD Saxonia's capital reserves) which contributions are not otherwise required to be made pursuant hereto or to any other Operative Document;

     (iv) the Sponsors shall not be relieved:

          (a) of the foregoing obligation by virtue of any Equity Capital (or other contribution to AMD Saxonia's capital reserves) contributed or required to be contributed to AMD Saxonia pursuant to Section
                                                                        -------
               2.1 of the Sponsors' Support Agreement or (except as, and to the
               ---
               extent, provided in clause (iii) above) otherwise;
                                   ------------

          (b) of any obligation to make Class A Sponsors' Loans (or to contribute additional Equity Capital or other contributions to AMD Saxonia's capital reserves in lieu thereof) by virtue of any payment made by either Sponsor under the Sponsors' Guaranty; or

          (c) of any obligation following Completion to make Class B Sponsors' Loans until and unless the Sponsors shall have paid all amounts payable under the Sponsors' Guaranty following a demand for payment made by the Agent thereunder (it being understood and agreed that the obligation of the Sponsors to make Class B Sponsors' Loans shall be subject to the occurrence of Completion);

     (v) each Class A Sponsors' Loan shall be denominated in Deutsche Marks and the Deutsche Mark Equivalent thereof shall be calculated for the purpose of determining whether the Sponsors have complied with their obligations under Section 2.2; provided, however, that any Class A
                            -----------  --------  -------
          Sponsors' Loan may, with the consent of the Agent (such consent not to be unreasonably delayed or withheld), be funded in Dollars, but for all purposes of this Agreement and the Sponsors' Support Agreement shall be deemed to have been funded in Deutsche Marks in an amount which is equal to the Deutsche Mark Equivalent thereof; and

     (vi) the amounts set forth in this Section 2.1 are cumulative minimum
                                        -----------
          aggregate amounts for both Sponsors, collectively; nothing contained herein shall be deemed to preclude the Sponsors (or either of them) from making additional Sponsors' Loans in order to fulfil their respective obligations contained in Article IV, V, VI, or VII of the
                                              ----------  -  --     ---
          Sponsors' Support Agreement, or for any other reason.

SECTION 2.2 Time of Class A Sponsors' Loans. The Class A Sponsors' Loans will be made in cash and in Same Day Funds and will be made as follows:

     (i) at least DM 145,000,000 (one hundred forty five million Deutsche Marks) for all such Class A Sponsors' Loans, the exact amount thereof being equal to the Deutsche Mark Equivalent of $100,000,000 (one hundred million Dollars) for all such Class A Sponsors' Loans, by the earlier to occur of:

          (a) the acceleration of the Advances under the Loan Agreement following the occurrence of an Event of Default (it being understood and agreed that if, at the time of any such acceleration, the Primary Secured Obligations are less than the amount otherwise required to be lent to AMD Saxonia under this
               Section 2.2(i), the amount of such Class A Sponsors' Loans shall
               --------------
               be an amount which, when added to the aggregate amount of all Sponsors' Loans and/or other contributions to AMD Saxonia's Equity Capital or capital reserves then concurrently being made, is equal to the Primary Secured Obligations at such time); and

          (b)  December 31, 1998; and

     (ii) at least a further DM 145,000,000 (one hundred forty five million Deutsche Marks) for all such Class A Sponsors' Loans, the exact amount thereof being equal to the Deutsche Mark Equivalent of $100,000,000 (one hundred million Dollars) for all such Class A Sponsors' Loans, by the earlier to occur of:

          (a) the acceleration of the Advances under the Loan Agreement following the occurrence of an Event of Default (it being understood and agreed that if, at the time of any such acceleration, the Primary Secured Obligations are less than the amount otherwise required to be lent to AMD Saxonia under this
               Section 2.2(ii), the amount of such Class A Sponsors' Loans shall
               ---------------
               be an amount which, when added to the aggregate amount of all Sponsors' Loans and/or other contributions to AMD Saxonia's Equity Capital or capital reserves then concurrently being made, is equal to the Primary Secured Obligations at such time); and

          (b)  December 31, 1999;

          provided, however, that such Class A Sponsors' Loans shall be required
          -----------------
          to be made in whole or in part prior to the aforesaid dates if, but only to the extent that, the ratio of:

               (x)  the sum of

                    (1) the then aggregate outstanding principal amount of the Sponsors' Loans,

                    plus
                    ----

                    (2) the then aggregate amount of AMD Saxonia's Equity Capital and capital reserves to
               --

               (y) the then aggregate outstanding principal amount of the Advances, under the Loan Agreement,

          is less than 25:75.


SECTION 2.3 Time of Class B Sponsors' Loans. The Class B Sponsors' Loans will be made in cash and in Same Day Funds and will be made upon first written demand by the Security Agent to the extent necessary to remedy any shortfall in the Fixed Charge Coverage Ratio as required by the Security Agent at any time and from time to time following Completion if, on or as of a Financial Ratio Calculation Date, AMD Saxonia's Fixed Charge Coverage Ratio is less than 125%.


SECTION 2.4 Voluntary Sponsors' Loans.

     (i) Making of Voluntary Sponsors' Loans. On the terms and subject to the conditions of this Agreement, the Sponsors (or either of them) may, in order to comply with their obligations under the Sponsors' Support Agreement or for any other reason, from time to time at their option (but shall not be required to), on any Business Day, make additional Sponsors' Loans to AMD Saxonia (herein collectively called the "Voluntary Sponsors'
                                                           -------------------
     Loans").
     -----

     (ii) Timing of Voluntary Sponsors' Loans. Voluntary Sponsors' Loans may be made by a Sponsor from time to time on at least two (2) Business Days' prior notice to AMD Saxonia and the Agent.


SECTION 2.5 Subordination of Sponsors' Loans; Acknowledgment of Subordination. The Sponsors and AMD Saxonia acknowledge and agree that the obligation of AMD Saxonia to repay the principal of and interest on the Sponsors' Loans shall be subordinated to all obligations of AMD Saxonia to the Banks, the Agent, and the Security Agent under or arising out of the Loan Agreement and any other Operative Document, all as, and to the extent, provided in the Sponsors' Subordination Agreement.

                                  ARTICLE III
                              Interest Provisions


SECTION 3.1 Interest Rate. The unpaid principal amount from time to time outstanding of each Sponsors' Loan shall bear interest at a rate per annum equal to 7%, compounded monthly. As provided in the Sponsors' Subordination Agreement, payment of interest on the Sponsors' Loans has been subordinated to the Senior Liabilities (as therein defined) and, once permitted to be paid by AMD Saxonia pursuant to the Sponsors' Subordination Agreement, shall be paid quarterly in arrears.


SECTION 3.2 Computation of Interest. Interest shall be computed on the basis of the actual number of days elapsed and a 360-day year.


                                   ARTICLE IV
                          Disbursements and Prepayments


SECTION 4.1 Disbursements and Repayments. The proceeds of each Sponsors' Loan shall be deposited to the Operating Account. Subject to the Sponsors' Subordination Agreement, all payments to be made by AMD Saxonia in respect of the Sponsors' Loans shall be made to the applicable Sponsor(s) that made such Sponsors' Loans at its address as set forth in Section 6.5 (or to such other
                                               -----------
address or account as such Sponsor may specify by written notice to AMD Saxonia and the Agent), not later than noon, Frankfurt time, on the date due (after giving effect to any extension of any such due date contemplated hereby); and funds received after that hour shall be deemed to have been received on the next succeeding Business Day.


                                    ARTICLE V
                            Obligations Unconditional


SECTION 5.1 Absolute and Unconditional Nature of the Sponsors' Obligations. The obligation of the Sponsors to perform their respective obligations under this Agreement, and the right of AMD Saxonia to receive the proceeds of each Sponsors' Loan to be made by or on behalf of either of the Sponsors as provided herein, shall be absolute and unconditional, it being the intention of the parties hereto that all obligations of the Sponsors under or in connection with this Agreement shall be paid and performed in all events in the manner and at the times herein provided, irrespective of and without prejudice to, in particular, any rights or remedies that are available to the other parties hereto under any agreements or any applicable laws. The Sponsors shall be entitled to set off, and to raise rights of retention, in respect of their respective payment claims hereunder and under the other Operative Documents only to the extent their respective counterclaims are undisputed or have been the subject of a final judgment.

                                   ARTICLE VI
                                  Miscellaneous


SECTION 6.1 No Waiver; Modifications in Writing. No failure or delay on the part of AMD Saxonia in exercising any right, power, or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to AMD Saxonia at law or otherwise. No amendment, modification, supplement, termination, or waiver of or to any provision of this Agreement, or consent to any departure by either of the Sponsors, or AMD Saxonia, therefrom, shall be effective unless the same shall be in writing and signed by or on behalf of AMD Saxonia and, if prior to the Loan Agreement Termination Date, the Agent and the Security Agent.

Any waiver of any provision of this Agreement, and any consent to any departure by either Sponsor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on either Sponsor in any case shall entitle such Sponsor to any other or further notice or demand in similar or other circumstances.


SECTION 6.2 Severability of Provisions. In case any provision of this Agreement is invalid or unenforceable, the validity or enforceability of the remaining provisions hereof shall remain unaffected. The parties hereto shall have an obligation to replace any invalid or unenforceable provision by a valid and enforceable provision which approximates best the economic purpose of the invalid provision.


SECTION 6.3 Termination. This Agreement and the obligations of the Sponsors to make Sponsors' Loans shall terminate on the day that AMD Saxonia has paid in full all of the Primary Secured Obligations, and the Banks shall have no other or further commitments under or arising out of the Loan Agreement; provided,
                                                                   --------
that such obligations shall automatically revive and be reinstated (with effect from the date of such reinstatement) if and to the extent that AMD Saxonia shall subsequently have obligations under or arising out of the Loan Agreement.


SECTION 6.4 Assignment. This Agreement shall be binding upon and shall inure to the benefit of each party hereto and their respective successors and assigns; provided, however, that neither of the Sponsors nor AMD Saxonia shall have the
--------  -------
right to transfer or assign its rights under this Agreement prior to the Loan Agreement Termination Date, without the prior written consent of the Agent and the Security Agent.

SECTION 6.5 Notice. All notices, demands, instructions, and other communications required or permitted to be given to or made upon any party hereto or any other Person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage pre-paid, return receipt requested, or by pre-paid telex, TWX, or telegram, or by pre-paid courier service, or by telecopier, and shall be deemed to be given for purposes of this Agreement on the day that such writing is delivered or sent to the intended recipient thereof in accordance with the provisions of this Section 6.5. Unless otherwise
                                          -----------
specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 6.5, notices, demands, instructions, and other
                   -----------
communications in writing shall be given to or made upon the respective parties hereto and other Persons at their respective addresses (or to their respective telex, TWX or telecopier numbers) indicated below.

           To AMD Inc.:    Advanced Micro Devices, Inc.
                           One AMD Place
                           Sunnyvale, California 94088
                           Attention: General Counsel
                           Facsimile No.: (1) (408) 749-3945

           To AMD Holding: AMD Saxony Holding GmbH
                           Washingtonstrasse 16 A/B
                           01139 Dresden
                           Attention: Geschaftsfuhrer
                           Facsimile No: (49) 351 8412 150

           To AMD Saxonia: AMD Saxony Manufacturing GmbH
                           Washingtonstrasse 16 A/B
                           01139 Dresden
                           Attention: Geschaftsfuhrer
                           Facsimile No: (49) 351 8412 150

with, in each case prior to the Loan Agreement Termination Date, a copy concurrently delivered:

    To the Security Agent: Dresdner Bank AG, as Security Agent
                           Dr. Kulz-Ring 10
                           01067 Dresden
                           Attention: Direktion
                           Facsimile No.: (49) 351 489 1350

             To the Agent: Dresdner Bank AG, as Agent
                           Dr. Kulz-Ring 10
                           01067 Dresden
                           Attention: Direktion
                           Facsimile No.: (49) 351 489 1350

SECTION 6.6 Relationship to Other Agreements. The rights of AMD Saxonia, pursuant to this Agreement are in addition to any other rights or remedies which AMD Saxonia may have under statutory law or other agreements between one or more of AMD Saxonia, the Agent, the Security Agent, the Banks, and the Sponsors.


SECTION 6.7 EMU. European Economic and Monetary Union anticipate the introduction of a single currency and the substitution of the national currencies of Member States participating in Monetary Union. On the date on which the Deutsche Mark is replaced by the single currency, conversion into such currency shall take effect. The denomination of the original currency shall be retained for so long as this is legally permissible. Conversions shall be based on the officially fixed rate of conversion. Neither the introduction of the single currency nor the substitution of the national currencies of the Member States participating in European Monetary Union nor the fixing of the official rate of conversion nor any economic consequences that arise from any of the aforementioned events or in connection with European Monetary Union shall give rise to any right to terminate prematurely, contest, cancel, rescind, modify, or renegotiate this Agreement or any of its provisions or to raise any other objections and/or exceptions or to assert any claims for compensation. This Agreement shall continue in full force and effect in accordance with its terms.


                                   ARTICLE VII
                    Governing Law, Jurisdiction, and Language


SECTION 7.1 Governing Law; etc. NOTWITHSTANDING THAT THE SPONSORS' SUPPORT AGREEMENT IS GOVERNED BY THE LAWS OF GERMANY, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. THIS AGREEMENT AND THE OTHER OPERATIVE DOCUMENTS TO WHICH ANY OF THE AMD COMPANIES IS A PARTY CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.


SECTION 7.2 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER, THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH AMD COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH AMD COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PRO

CESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH AMD COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY AMD COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH AMD COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.


SECTION 7.3 Waiver of Jury Trial. EACH AMD COMPANY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY AMD COMPANY. EACH AMD COMPANY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANKS ENTERING INTO THE LOAN AGREEMENT AND EACH SUCH OTHER OPERATIVE DOCUMENT TO WHICH THEY ARE A PARTY.


SECTION 7.4 Use of English Language. This Agreement has been executed in the English language. All certificates, reports, notices, and other documents and communications given or delivered pursuant to this Agreement shall be in the English language and, if reasonably requested by the Agent, a certified German translation thereof shall be furnished by the relevant party promptly following such request. In the event of any inconsistency, the English language version of any such document shall control.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents thereunto duly authorized, as of the date first above written.

                                           ADVANCED MICRO DEVICES, INC.


                                           By /s/ Marvin D. Burkett
                                              ----------------------------------

                                           Its
                                              ----------------------------------




                                           AMD SAXONY HOLDING GMBH


                                           By /s/ Marvin D. Burkett
                                              ----------------------------------




                                           AMD SAXONY MANUFACTURING GMBH


                                           By /s/ Jack L. Saltich
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